Accounts Receivable, Net (Tables)	12 Months Ended
Dec. 31, 2021
Allowance for Credit Loss [Abstract]
Summary of Allowance for doubtful accounts
Allowance for doubtful accounts is as follows (in thousands):

	As of December 31, 2021	As of December 31, 2020
Balance, beginning of period	$1,270	$760
Increase (decrease) in provision	1,726	582
Write-offs, net of recoveries	(1,672)	(122)
Foreign currency translation adjustments	(12)	50

Balance, end of period	$1,312	$1,270